UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2026

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Annual Meetings

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 17, 2026 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 1,205,637,579 shares entitled to vote were received in connection with the Annual Meetings.

All of the nominees were elected at the Annual Meetings to serve as directors of Carnival Corporation and Carnival plc until the next annual meetings of shareholders. Carnival Corporation and Carnival plc’s shareholders also approved all other proposals that were submitted at the Annual Meetings, as recommended by the Boards of Directors.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	885,002,049	31,232,814	682,207	144,365,254
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	875,364,523	40,769,204	783,343	144,365,254
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	906,334,457	9,786,767	795,846	144,365,254
4.	To re-elect Nelda J. Connors as a director of Carnival Corporation and Carnival plc	905,722,778	10,402,443	791,849	144,365,254
5.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	907,516,980	8,613,066	787,024	144,365,254
6.	To re-elect Jeffrey J. Gearhart as a director of Carnival Corporation and Carnival plc	911,045,968	5,066,698	804,404	144,365,254
7.	To re-elect Katie Lahey as a director of Carnival Corporation and Carnival plc	898,488,541	17,635,989	792,540	144,365,254
8.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	815,433,057	100,638,837	845,176	144,365,254
9.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	835,320,505	80,762,636	833,929	144,365,254
10.	To re-elect Josh Weinstein as a director of Carnival Corporation and Carnival plc	900,871,675	15,262,559	782,836	144,365,254

	Proposal	For	Against	Abstain	Broker Non-Votes
11.	To re-elect Randy Weisenburger as a director of Carnival Corporation and Carnival plc	829,916,228	86,159,361	841,481	144,365,254
Other Matters.
12.	To hold a (non-binding) advisory vote to approve executive compensation	879,051,088	29,497,346	8,368,636	144,365,254
13.	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report	883,294,017	25,278,501	8,344,552	144,365,254
14.	To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation	1,057,700,041	2,000,000	1,582,283	144,365,254
15.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc	1,057,519,943	2,285,498	1,476,883	144,365,254
16.	To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025	1,052,393,969	1,587,384	7,300,971	144,365,254
17.	To approve the giving of authority for the allotment of new shares by Carnival plc	1,034,070,171	25,658,516	1,553,637	144,365,254
18.	To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc	1,049,666,989	9,658,081	1,957,255	144,365,254
19.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	1,053,498,983	2,151,546	5,631,795	144,365,254

Carnival plc Court Meeting

In addition, the Carnival plc Court Meeting (the “Court Meeting”) was held on April 17, 2026, in connection with the proposed unification of Carnival Corporation and Carnival plc’s dual listed company structure and the redomiciliation of Carnival Corporation from Panama to Bermuda (the “DLC Unification and Redomiciliation Transactions”).

The table below sets out the results of the poll at the Court Meeting. Each Scheme Shareholder present (in person or by proxy) was entitled to one vote per Scheme Share held at 6:30 p.m. BST on April 15, 2026. In summary, the requisite majority of Scheme Shareholders present and voting (in person or by proxy), being a majority in number of Scheme Shareholders present and voting (either in person or by proxy) voted in favor of the Scheme at the Court Meeting, and they represented not less than 75 per cent. in value of the Scheme Shares held by such Scheme Shareholders.

	Scheme Shareholders who voted*		Scheme Shares voted		Number of Scheme Shares voted as a percentage of Scheme Shares entitled to vote on the Scheme**
	Number	Percentage**	Number	Percentage**
FOR	1,362	81.46	67,041,711	94.97	45.88
AGAINST	310	18.54	3,547,156	5.03	2.43
TOTAL***	1,658*	100.00	70,588,867	100.00	48.30

Notes:
* Where a Scheme Shareholder cast some of their votes "FOR" and some of their votes "AGAINST" the resolution, such Scheme Shareholder has been counted as having voted both "FOR" and "AGAINST" the resolution for the purposes of determining the number and percentage of Scheme Shareholders who voted.

** All percentages have been rounded to the nearest two decimal places.

*** The aggregate of Scheme Shareholders voting "FOR" and "AGAINST" the resolution as set out in this row exceeds the total number and percentage of Scheme Shareholders who voted because 14 registered members gave instructions for votes to be cast "FOR" the resolution in respect of part of their holding of Scheme Shares and "AGAINST" the resolution in respect of another part of their holding of Scheme Shares.

Special Meetings

The Carnival plc General Meeting of shareholders and the Carnival Corporation Extraordinary General Meeting of shareholders (collectively, the “Special Meetings”) were held on April 17, 2026, in connection with the DLC Unification and Redomiciliation Transactions. On all matters which came before the applicable Special Meeting, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held.

Proxies for 70,153,263 shares entitled to vote were received in connection with the Carnival plc General Meeting of shareholders. Proxies for 845,904,932 shares entitled to vote were received in connection with the Carnival Corporation Extraordinary General Meeting. Carnival Corporation and Carnival plc’s shareholders approved all proposals that were submitted at the Special Meetings, as recommended by the Boards of Directors.

The matters which were submitted to Carnival plc’s and Carnival Corporation’s shareholders for approval at the Special Meetings and the tabulation of the final votes with respect to each such matter were as follows:

	Carnival plc General Meeting
	Proposal	For	Against	Abstain[1]	Broker Non-Votes
1.	To approve the DLC Unification and Redomiciliation Transactions including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement[2]	66,565,512	3,521,673	67,076	0
2.	To authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions	66,563,262	3,516,007	73,994	0
3.	To adopt the new articles of association of Carnival plc with effect from the passing of the resolution	67,030,797	3,043,260	79,205	0
4.	To adopt the new articles of association of Carnival plc with effect from the Scheme of Arrangement becoming effective[2]	67,029,551	3,042,890	80,821	0
5.	To adopt the Memorandum of Continuance that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda[2]	66,945,596	3,127,705	79,961	0
6.	To adopt the Carnival Corporation Ltd. Bye-Laws that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda[2]	67,034,634	3,038,064	80,565	0

	Corporation Extraordinary General Meeting
	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To approve the DLC Unification and Redomiciliation Transactions including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement[2]	835,160,437	9,912,466	832,029	0
2.	To authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions	835,200,441	9,926,661	777,830	0
3.	To adopt the new articles of association of Carnival plc with effect from the passing of this resolution	840,469,601	4,650,756	784,575	0
4.	To adopt the new articles of association of Carnival plc with effect from the Scheme of Arrangement becoming effective[2]	840,439,003	4,670,284	795,645	0
5.	To adopt the Memorandum of Continuance that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda[2]	840,526,859	4,618,753	759,320	0
6.	To adopt the Carnival Corporation Ltd. Bye-Laws that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda[2]	840,570,711	4,598,130	736,091	0
7.	Because there were sufficient votes to approve the foregoing proposals, adjournment of the Corporation Extraordinary General Meeting was unnecessary, and Proposal 7 therefore was not called

Notes:

1 An "abstained" vote is not a vote in law and is not counted in the calculation of the proportion of votes "FOR" or "AGAINST" the resolution.

2 Resolutions 1, 4, 5 and 6 are class rights actions. Each of these resolutions were approved by the requisite majorities of Carnival plc Shareholders and Carnival Corporation Shareholders voting separately (and excluding the holder of the Carnival plc special voting share and the holder of the Carnival Corporation special voting share). The number of votes "FOR" and "AGAINST" resolutions that are class rights actions are therefore different and lower than the number of votes "FOR" and "AGAINST" resolutions that are joint electorate actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date:	April 20, 2026	Date:	April 20, 2026